Page 1 of 25 pages.
                                                           1940 Act Registration
                                                                    No. 811-3888


                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                    FORM N-2/A

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                File No. 811-3888

                                Amendment No. 17

                   ------------------------------------------

                         COMBINED PENNY STOCK FUND, INC.
                           (exact name of registrant)

            6180 Lehman Drive, Suite 103, Colorado Springs, CO 80918
               (Address of Principal Executive Offices) (Zip Code)

                                  719-593-2111
                         (Registrant's Telephone Number)

                               John R. Overturf, Jr.
                           6180 Lehman Drive, Suite 103
                            Colorado Springs, CO 80918
                     (Name and address of Agent for Service)

                  ---------------------------------------------

                         Copies of all communication to:

                               John R. Overturf, Jr
                            6180 Lehman Drive, Suite 103
                             Colorado Springs, CO 80918
                                719-593-2111

                                     PART A
                                 THE PROSPECTUS

Item  2. INSIDE FRONT AND OUTSIDE BACK COVER PAGE
            Not applicable.

Item  3. FEE TABLE AND SYNOPSIS

                                FEE TABLE

     SHAREHOLDER TRANSACTION EXPENSES

          Sales Load                              None
          Dividend Reinvestment and Cash          None

     ANNUAL EXPENSES

          Management Fees                         None
          Interest Payments on Borrowed Funds     None
          Other expenses:                         11.89%
               Administration           4.49%
               Legal & Accounting       4.45%
               Office expenses          2.95%
                                                  -----
          Total Annual Expenses                   11.89%

                                        1 year    3 years   5 years   10 years
You would pay the following expenses
on a $1,000 investment, assuming a
5% annual return:                       $ 69      $ 207     $ 345      $ 689

Item  4. FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
                                             For the Years Ended
                                                September 30...
                                   2000      1999      1998     1997      1996
                                 ----------------------------------------------
Per Share:
Income from investments          $ .001    $ .001    $ .001   $ .001    $ .001
Expenses                          (.003)    (.003)    (.002)   (.002)    (.004)
                                  -----     -----     -----    -----     -----
Net investment loss               (.002)    (.002)    (.001)   (.001)    (.003)
Net realized gain and realized
  appreciation (depreciation) of
  investments                      .004      .008     (.013)    .004      .005
                                  -----     -----     -----    -----     -----
Net increase (decrease) in net
   asset value                     .002      .006     (.014)    .003      .002
Net Asset Value:
Beginning of year                  .026      .020      .034     .031      .029
                                  -----     -----     -----    -----     -----
End of year                      $ .028    $ .026    $ .020   $ .034    $ .031

Total investment return (1)        7.69%    30.00%   (41.18)%   9.68%     6.90%

Ratios:
Expenses to average net assets    11.81%    10.74%     8.23%    7.87%    12.39%
Net investment
  loss to average net assets       7.25%     7.03%     6.09%    3.33%     9.02%
Portfolio turnover rate (2)       95.72%    33.00%    67.13%   96.88%   514.76%

(1) Based on the change in net asset value considering there have been no distributions during the period presented. The Fund does not believe that a presentation based on changes in the market value of the Fund's common stock is appropriate considering the limited market for the Fund's stock.

(2) The lesser of purchases or sales of portfolio securities for a period divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities for the year ended September 30, 2000 were $576,705 and $503,571, respectively.


Item  5. PLAN OF DISTRIBUTION
            Not applicable.

Item  6. SELLING SHAREHOLDERS
            Not applicable.

Item  7. USE OF PROCEEDS
            Not applicable.

     Item 8. GENERAL  DESCRIPTION OF THE REGISTRANT

     (1) General: Combined Penny Stock Fund, Inc. (the Fund) was incorporated in the State of Colorado on September 7, 1983 and is registered under the Investment Company Act of 1940, as amended, as a closed-end investment company.

     (2) Investment Objective and Policies: Investment Objectives and Policies of the Fund approved by a majority vote of Shareholders on July 2, 1990 are as follows:

     (a) The Fund will invest primarily in common stocks of small, speculative companies. Typically, these companies are not listed on a national securities exchange, but trade on the over-the-counter market. There are market risks inherent in investing in small, speculative companies. The Funds investment policy also allows for investments in slightly larger, more stable, and somewhat less speculative companies.

     (b) The Investment Policy of the Fund is to invest at least 80% of the value of its assets in common stocks of companies whose total market capitalization is $50 million or less. This policy is a fundamental policy of the Fund, which may not be changed without approval of the holders of a majority of the Fund's outstanding voting securities. The Fund will not be precluded from holding stocks if the market capitalization has grown to greater than $50 million subsequent to acquisition. Current income will not be a factor in selecting investments. When the Investment Advisor believes there will be a market decline, it may sell the Fund's securities and temporarily invest all or part of the proceeds in investment grade corporate bonds, debentures or preferred stocks, United States Government securities, state or municipal securities, or funds may be retained in cash. When in this defensive position the Fund may not achieve its investment objectives. The Fund may continue to invest all of its assets in penny stocks.

     (c) Consistent with its investment objective of capital appreciation, the Fund may invest a substantial portion of its total assets in penny stocks of new companies that have a greater than normal investment risk, including without limitation, (i) dependence on the sale of high technology products or concepts that may be subject to rapid technological change or obsolescence; (ii) limited financial resources; (iii) thinly capitalized, highly leveraged and speculative in nature; (iv) limited or no public trading market for the securities; (v) limited operating history; or (vi) competition with larger companies.

Other types of securities in which the Fund will invest and other industries on which the Fund will concentrate are as follows:

     Investment in Other Investment Companies: The Fund may not invest in other investment companies except as permitted under the Investment Company Act of 1940. The Fund may purchase in the open market up to 3% of the voting securities of other investment companies including money market funds; provided however, that such purchase of a single investment company security may not exceed 5% of the value of the total assets of the Fund and all investments in investment company securities may not exceed 10% of the value of the total assets of the Fund.

     Diversification: The Fund will keep investments in individual issuers within the limits permitted diversified companies under the Investment Company Act of 1940. The Fund will not invest more than 5% of its total assets in any one issuer, or hold more than 10% of the voting securities of any issuer.

     Concentration  of  Investments  in  a  Particular   Industry  or  Group  of
Industries: The Fund may not invest 25% or more of the value of its assets in any one industry.

     Issuance of Senior Debt Securities: The Fund may not issue senior debt securities, such as bonds, notes or other evidences of indebtedness.

     Issuance of Senior Equity Securities: The Fund may not issue equity securities the holders of which will have preferential rights over the holders of the Common Stock as to payment of dividends or the distribution of assets upon the liquidation of the Fund.

     Borrowing Money: The Fund may borrow money from a bank for temporary purposes in an amount not to exceed 5% of the value of the Fund's assets for the payment of expenses of the Fund incurred in the ordinary course of its operations.

     Purchase and Sale of Real Estate and Real Estate Mortgage Loans: The Fund may not purchase and sell real estate or real estate mortgage loans.

     Purchase and Sale of Commodities or Commodity Contracts: The Fund may not purchase or sell commodities or commodity contracts.

     Making Loans and Lending Portfolio Securities: The Fund may invest in "restricted securities," which generally may not be sold without registration under the Securities Act of 1933, as amended. In addition, the Fund may make short-term "bridge" loans to companies preparing to sell registered securities to the public for the first time. A "bridge" loan is a loan made to an issuer preparing to register and market an issue of securities, generally for the first time. Such bridge loans may be made only to issuers, and may not be made to officers, directors, shareholders or affiliates of issuers. Bridge loans must be considered extremely risky because there can be no assurance that the borrower will successfully register or market its securities, and consequently the borrower may not be able to repay the bridge loan. On the other hand, such bridge loans may often be made at an attractive rate of interest to the Fund, and may enable the Fund to negotiate for the purchase of securities of the borrower at favorable prices. Any such securities purchased by the Fund will probably be "restricted securities." No more than 10% of the value of the Fund's total assets may be invested in bridge loans and/or restricted securities. If through the appreciation of restricted securities or other illiquid assets, or the depreciation of unrestricted securities or other liquid assets, the Fund should be in a position where more than 10% of its net assets are invested in illiquid assets including restricted securities, then the Board of Directors will consider appropriate steps to protect maximum liquidity. Except as provided in this section, the Fund may not make loans to other persons, may not lend its portfolio securities and may not enter into repurchase agreements.

     Underwriting of Securities of Other Issuers: The Fund will not underwrite securities of other issuers, except that the Fund may acquire portfolio securities under circumstances where, if the securities are later publicly offered or sold by the Fund, it might be deemed to be an underwriter for purposes of the Securities Act of 1933.

     Options:  The Fund may not purchase call options.

     (3) Risk Factors:

Stock Not Subject To Redemption
The Fund is registered under the Investment Company Act of 1940 as a closed-end diversified management investment company and is subject to applicable regulatory and other provisions of that Act. However, such registration and regulation does not involve government supervision of the management or of the investment objectives and policies of the Fund. Because the Fund is a closed-end investment company, the Common Stock is not subject to redemption on the demand of shareholders.

No Dividends
The Fund does not anticipate that it will pay any dividends on the Common Stock offered hereby in the foreseeable future. The Fund intends to reinvest in securities such funds as might otherwise be available for the payment of dividends. The payment of dividends out of legally available funds, if such funds are available, will rest in the discretion of the Board of Directors.

Because the Fund intends to reinvest all or a substantial portion of any realized capital gains and dividend income, the Fund is not a suitable investment for those who seek dividend income. An investor should not consider investing in the Fund to be equivalent to a complete investment program. See "Dividends and Tax Status".

The Fund does not intend to file an election under Section 851(b) of the Internal Revenue Code so as to be treated for federal tax purposes as a "regulated investment company" under subchapter M of the Internal Revenue Code. Subchapter M allows investment companies to be relieved of federal income tax so long as they distribute all taxable income to their shareholders. Consequently, investment income and realized capital gains will be taxed to the Fund at the rates applicable to corporations. Also, dividends if any, distributed to the shareholders will be taxed to the shareholders at their individual rates. The Board of Directors' decision not to make an election under subchapter M will result in "double taxation" on dividends, if any, distributed to the Fund's shareholders.

Investment Advisor
The fund does not utilize the services of an investment advisor. The investment portfolio is managed by the Board of Directors and President.

Speculative Investment Portfolio
The Fund intends to invest at least 80% of its assets in common stocks of companies whose total market capitalization is $50 million or less. Many of the companies in which the Fund will invest will be new and emerging companies in high technology fields. Because most of the Fund's investment portfolio will be comprised of highly speculative securities, there can be no assurance that the Fund will realize its objective of capital appreciation of its investment portfolio. The Fund may invest up to 10% of its capital in "restricted securities" and/or "bridge loans". If through the appreciation of restricted securities or other illiquid assets, or the depreciation of unrestricted securities or other liquid assets, the fund should be in a position where more than 10% of its net assets are invested in illiquid assets including restricted securities, then the Board of Directors will consider appropriate steps to protect maximum liquidity.

     (4) Other Policies: See Item 8.2 For detail summary of investment policies.


     (5) Share Price Data: History of Public Trading - As of September 30, 2000, 50,771,000 shares of the Fund's common stock were issued. The high and low net asset value per share, the high and low bid price per share and the trading volume of the Fund's common stock during each quarter for the past three years is summarized in the following table (see page 6).

The net asset  value of the Fund at  September  30,  2000 was  $.028 per  share.
Market makers quoted the stock on September 30, 2000 at $.025 bid and $.030 asked.

                                              % Discount/
                                              Premium to net
Quarter     Net Asset Value    Bid  Price     asset value         Approximate
Ended        High    Low       High   Low     High     Low       Volume Traded

09/30/00    .0278   .0289     .030   .025    107.9    13.5        3,010,600
06/30/00    .0292   .0299     .065   .027    222.6     9.7        5,424,600
03/31/00    .0316   .0288     .035   .070    110.8   243.1       28,691,000

12/31/99    .0249   .0237     .020   .015     19.7    36.7        1,704,400
09/30/99    .0261   .0256     .019   .015     27.2    41.4        3,501,600
06/30/99    .0263   .0241     .022   .020     16.3    17.0        9,039,600
03/31/99    .0236   .0232     .018   .014     23.7    39.6       12,313,600

12/31/98    .0218   .0179     .018   .013     17.4    27.4        2,405,400
09/30/98    .0245   .0205     .020   .0175    18.4    14.6        2,775,900
06/30/98    .0279   .0259     .020   .0175    28.3    31.3          477,300
03/31/98    .0282   .0272     .025   .020     11.3    26.5        1,705,300

12/31/97    .0320   .0275     .0275  .025     14.1     9.1        1,582,880
09/30/97    .0341   .0276     .030   .027     12.0     2.2        5,128,293
06/30/97    .0289   .0282     .028   .025      3.1    11.3           23,050
03/31/97    .0315   .0310     .030   .027      4.7    12.9          610,500

12/31/96    .0313   .0307     .0260  .0260    16.9    15.3           90,300
09/30/96    .0319   .0312     .0275  .020     13.8    35.9        4,050,000
06/30/96    .0320   .0304     .0275  .02375   14.1    21.9        3,625,000
03/31/96    .0319   .0311     .0275  .025     13.8    19.1        6,525,000

The registrant neither redeems its shares nor continuously offers its shares to the public. The Fund's securities are not listed on any stock exchange, but are traded in the over-the-counter market. The bid and asked prices for the Fund's securities are reported by the National Quotation Bureau. The Fund's securities began trading February of 1984. Generally the Fund's securities have traded at a price below net asset value.

     (6)  Business  Development  Companies:  The  Registrant  is not a  Business
Development   Company,  nor  does  registrant  invest  in  Business  Development
Companies.

Item  9. MANAGEMENT

(1) General: Citadel Asset Management, Ltd. ("the Advisor" or "CAM") acted as the investment advisor to the Fund until July 2, 1992, pursuant to an agreement between CAM and the Fund (the "Advisory Agreement"). By agreement between CAM and the Fund, the Advisory Agreement was terminated on July 2, 1992. Since the termination of the Advisory Agreement, the Fund has operated on a self-directed basis, without the counsel and advice of an investment advisor. Operating on a self-directed basis, the Fund no longer utilizes the services of an investment advisor. Instead, the Board of Directors of the Fund, through the Fund's Advisory Committee and Investment Committee, currently manages the investment operations of the Fund, and otherwise provides the services heretofore performed by the Fund's Investment Advisor.

On March 27, 1996 Philip J. Halseide resigned as President and Board member of the Fund. On July 1, 1997 Allan W. Williams resigned as a board member of the Fund.

     (a) Board of Directors: The directors and officers of the Fund, and their principal occupations during the last five years, are listed in the following table. The Fund does not have an advisory board.

On August 28, 1996 the Board of Directors hired John R. Overturf, Jr. as President of the Fund effective September 1, 1996.

On February 2, 1996 the Board of Directors amended the By-Laws to increase the size of the Board of Directors from four persons to five persons.


John R. Overturf, Jr.
6180 Lehman Drive
Suite #103
Colorado Springs, CO  80918
Position:
President since August 1996
Director since March 1996

Principal Occupation During Past
Five (5) Years and Current Affiliation

Mr. Overturf serves as President of the Combined Penny Stock Fund, Inc., a closed-end stock fund, a position he has held since September 1996. From September 1993 until September 1996, Mr. Overturf served as Vice-President of the Rockies Fund, Inc. a closed-end stock market fund. Mr. Overturf serves as the President of R.O.I., Inc. a private investment company, a position he has held since July 1993. From June 1984 until February 1992, Mr. Overturf served as Vice President of Colorado National Bank. Mr. Overturf holds a Bachelor of Science degree in Finance from the University of Northern Colorado.


A. Leonard Nacht
P.O. Box 1679
Edwards, CO  81632
Position:
Secretary since April 1990,
Director since February 1990.

Principal Occupation During Past
Five (5) Years and Current Affiliation

Secretary, Redwood MicroCap Fund, Inc., ("RMCF") from April 1990 to October 1991; private practice of dentistry from 1957 to 1994.

Jeffrey J. Kormos
8751 North 51st Ave  #115
Glendale, AZ  85302
Position:
Director(interested) since October 1996.

Principal Occupation During Past
Five (5) Years and Current Affiliation

From August, 1994 until present, Mr. Kormos has been employed as an account executive with Yee, Desmond, Schroeder & Allen, Inc., a stockbrokerage firm. From December, 1992 to August, 1994, Mr. Kormos was an account executive with G.R. Stuart & Company's, Inc.; from April, 1987 to December, 1992 an account executive with First Affiliated Securities, Inc.; from December, 1985 until April, 1987 an account executive with Quinn & Co.; from December, 1982 until December, 1985 an account executive with First Affiliated Securities, Inc. From 1977 until December, 1982, Mr. Kormos served as President and owner of Metro Exterior Decorators, Inc., a licensed contractor.


Brian E. Power
P.O. Box 7134
Nut Tree, Ca  75696
Position:
Director since October 1996.

Principal Occupation During Past
Five (5) Years and Current Affiliation

Mr. Power is self-employed and is the founder and general partner of several private companies. In January 1997, Mr. Power founded Lone Oak Vineyards, Inc., a vineyard acquisition and development company. Mr. Power is a founder and general partner in Silver Creek Associates, a partnership which was established in March 1996 to develop small luxury resort properties in California's Napa Valley. From January 1992 until its sale in June 1996, Mr. Power was a principal founder and officer of Signature Wines, Inc. a private label winery. In addition, Mr. Power has been a director of two public companies. From July, 1991 to August 1993, Mr. Power served as a director of the Rockies Fund and from its inception in July 1993 until August 1996, Mr. Power served as a director of Redwood Broadcasting. Mr. Power attended the University of California at Davis.

A description of the responsibilities of the board of directors with respect to the management of the Fund is as follows:

Chairman of the Board. The Chairman of the board (if the board of directors determines to elect one) shall preside at all meetings of the board of directors and shall have such further and other authority, responsibility and duties as may be granted to, or imposed upon him by the board of directors.

President. The president shall be the chief executive officer of the corporation and, subject to the control of the board of directors, shall in general supervise and control all of the business and affairs of the corporation. The president shall, when present, preside at all meetings of the shareholders and shall preside at all meetings of the board of directors unless the board shall have elected a chairman of the board of directors. The president shall have authority, subject to rules as may be prescribed by the board of directors, to appoint such agents and employees of the corporation as the president shall deem necessary, to prescribe their powers, duties and compensation, and to delegate authority to them. Such agents and employees shall hold office at the discretion of the president. The president shall have authority to sign, execute and acknowledge, on behalf of the corporation, all deeds, mortgages, bonds, stock certificates, contracts, leases, reports and all other documents or instruments necessary or proper to be executed in the course of the corporation's regular business, or which shall be authorized by resolution of the board of directors: and except as otherwise provided by law or the board of directors; the president may authorize any vice-president or other officer or agent of the corporation to sign, execute and acknowledge such documents or instruments in the president's place and stead. In general the president shall perform all duties incident to the office of the chief executive officer and such other duties as may be prescribed by the board of directors determines not to elect a chairman of the board or in the event of such person's absence or disability, the president shall perform the duties of the chairman of the board and when so acting shall have all the powers of and be subject to all of the duties and restrictions imposed upon the chairman of the board.

The Vice-Presidents. At the time of election, one or more of the vice-presidents may be designated executive vice-president. In the absence of the president or in the event of his death, inability or refusal to act, or in the event for any reason it shall be impracticable for the president to act personally, the vice-president, or if more than one, the vice-presidents in the order designated at the time of their election, shall perform the duties of the president and when so acting shall have all the powers and be subject to all the restrictions upon the president.

The Secretary. The secretary shall: (a) keep the minutes of the meetings of the shareholders and of the board of directors in one or more books provided for that purpose; (b) see that all notices are duly given in accordance with the provisions of these Bylaws or as required by law; (c) be custodian of the corporate records and of the seal of the corporation and see that the seal of the corporation is affixed to all documents the execution of which on behalf of the corporation under its seal is duly authorized; (d) keep or arrange for the keeping of a register of the post office address of each shareholder which shall be furnished to the secretary by such shareholder; (e) sign with the president, or a vice-president, certificates for shares of the corporation, the issuance of which shall have been authorized by resolution to the board of directors; (f) have general charge of the stocktransfer books of the corporation; and (g) in general perform all duties incident to the office of secretary and have such other duties and exercise such authority as from time to time may be delegated or assigned to him by the president or by the board of directors.

The Treasurer. The treasurer shall: (a) have charge and custody and be responsible for all funds and securities of the corporation; (b) receive and give receipts for moneys due and payable to the corporation from any source whatsoever, and deposit all such money in the name of the corporation in such banks, trust companies or other depositories as shall be selected; and (c) in general perform all of the duties incident to the office of treasurer and have such other duties and exercise such other authority as from time to time may be delegated or assigned to him by the president or by the board of directors. If required by the board of directors, the treasurer shall give a bond for the faithful discharge of his duties in such sum and with such surety or sureties as the board of directors shall determine.

Assistant Secretaries and Assistant Treasurers. There shall be such number of assistant secretaries and assistant treasurers as the board of directors may from time to time authorize. The assistant secretaries may sign with the president or vice-president, certificates for shares of the corporation, the issuance of which shall have been authorized by a resolution of the board of directors. The assistant treasurers shall respectively, if required by the board of directors, give bonds for the faithful discharge of their duties in such sums and with such sureties as the board of directors shall determine. The assistant secretaries and assistant treasurers, in general, shall perform such duties and have such authority as shall from time to time be delegated or assigned to them by the secretary or the treasurer, respectively, or by the president or the board of directors.

Other Assistants and Acting Officers. The board of directors shall have the power to appoint any person to act as assistant to any officer, or as agent for the corporation in his stead, or to perform the duties of such officer to act personally, and such assistant or acting officer or other agent so appointed by the duties of the office to which he is appointed to be assistant, or as to which he is so appointed to act, except as such power may be otherwise defined or restricted by the board of directors.

The Board has established an Appraisal Committee which reviews all transactions with respect to execution price and brokerage commissions to determine if the Fund is receiving "best execution." The Appraisal Committee also proposes to the Board appropriate methods of valuation for securities that are not publicly traded or are otherwise subject to restrictions upon transfer. Valuation for such securities are determined in good faith by the Fund's Board of Directors. From March 27, 1996 until June 30, 1997, the Appraisal Committee consisted of John R. Overturf, Jr., Allan Williams and A. Leonard Nacht. Allan Williams resigned from the Board of Director's on June 30, 1997. From July 1, 1997 the Appraisal Committee has consisted of John R. Overturf, Jr., A. Leonard Nacht, Brian Power and Jeffrey Kormos. Mr. Overturf is an interested person of the Fund. The Appraisal Committee meets immediately following the close of each month. During the fiscal year ending September 30, 2000, each member of the Appraisal Committee attended every meeting either in person or via the mail, or telephone conference. There are no standing audit, compensation or nominating committees of the Board.

     (b) Investment Advisors: The Board of Directors of Combined Penny Stock Fund, Inc. acts as the investment advisors. See Item 9.1 for description of Directors. Compensation is paid on a monthly basis as a monthly salary to the President of the Company - See Item 18.

     (c) Portfolio Management: John R. Overturf, Jr., President/Combined Penny Stock Fund, Inc.

     (d) Administrators:  None.

     (e) Custodian, Transfer Agent and Dividend Paying Agent: Computershare Investor Services("CIS") 12039 West Alameda Parkway, Suite #Z-2, Lakewood, CO 80228, is the registrar and transfer and dividend disbursement agent for the Fund. The Fund's Transfer Agent Agreement will continue in force until terminated by the Board of Directors or the Transfer Agent upon sixty days written notice. It is the policy of the Board to review annually the Transfer Agent Agreement.

     (f) Expenses: The Fund is responsible for the general administrative and operating expenses of the Fund. All expenses are paid from the Net Assets of the Fund on a monthly basis. (g) Affiliated Brokerage: None

Item  10. CAPITAL STOCK, LONG-TERM DEBT, AND OTHER SECURITIES
The following statements are subject to the provisions of the Fund's Articles of Incorporation and By-laws, copies of which are filed as exhibits to the Fund's Registration Statement and are incorporated herein by reference.

The Fund's authorized capital stock consists of 100,000,000 shares of the common stock, par value $.001 per share. The outstanding shares of the common stock are fully paid and nonassessable. Holders of record of the common stock are entitled to such dividends as may be declared by the Board of Directors out of legally available funds and are entitled to receive a pro rata share of all assets of the Fund remaining after payment of all debts and satisfaction of all liabilities upon liquidation. Holders of the common stock do not have preemptive rights to subscribe for or purchase any stock, warrants or other securities of the Fund, and are not subject to redemption provisions associated with the common stock. No restrictions exist on the repurchase or the redemption of the common stock except as may be imposed by Colorado law.

The holders of the common stock are entitled to one vote for each share held, either in person or by proxy, on all matters submitted to a vote of shareholders of the Fund. The affirmative vote of the holders of the majority of the common stock present and entitled to vote at any properly called meeting of the Fund's shareholders at which a quorum is present may approve any resolution or other action submitted for shareholder vote, with the exception of mergers, consolidations, liquidations or amendments to the Articles of Incorporation, which requires the affirmative vote of the holders of 66 2/3 of the common stock present. A quorum consists of a majority of the outstanding shares of the common stock entitled to vote.

When electing directors, the voting rights of the holders of the common stock are non-cumulative. As a result, the holders of more than 50% of the shares of the common stock outstanding are able to elect all of the directors if they so choose.

The following table summarizes certain information concerning the Fund's common stock as of September 30, 1999:

                                        Amount Held         Amount Outstanding
                         Amount     By Registrant or       Exclusive of Amount
Title of Class        Authorized     for its Account        Shown Under Col. 3
----- -- -----        ----------     --- --- -------        ------------------

Common Stock          100,000,000          -0-                   50,771,000


Item  11. DEFAULTS AND ARREARS ON SENIOR SECURITIES
              Not applicable.

Item  12. LEGAL PROCEEDINGS
              None.

Item  13. TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL
              INFORMATION

Item No.                                                         Page No.
   14.        Cover Page                                            13

   15.        Table of Contents                                     13

   16.        General Information and History                       13

   17.        Investment Objective and Policies (See Item #8.2)     14

   18.        Management (Also See Item #9)                         14

   19.        Control Persons and Principal Holders of Securities   16

   20.        Investment Advising and Other Securities              17

   21.        Brokerage Allocation and Other Practices              18

   22.        Tax Status                                            19

   23.        Financial Statements                                  19

                                     PART B
                       STATEMENT OF ADDITIONAL INFORMATION



Item  14. COVER PAGE

                         COMBINED PENNY STOCK FUND, INC.
                           (exact name of registrant)

     The Statement of Additional Information is not to be interpretated as a prospectus and should be read in conjunction with the prospectus dated September 30, 2000. A copy of the prospectus can be obtained at the Fund's Corporate address. The date of the Statement of Additional Information is September 30, 2000. The Date of the signed prospectus is September 30, 2000.


Item  15. TABLE OF CONTENTS

                       Statement of Additional Information

Item No.                                                         Page No.
   16.    General Information and History                          13

   17.    Investment Objective and Policies (See Item #8.2)        14

   18.    Management (Also See Item #9)                            14

   19.    Control Persons and Principal Holders of Securities      16

   20.    Investment Advising and Other Securities                 17

   21.    Brokerage Allocation and Other Practices                 18

   22.    Tax Status                                               19

   23.    Financial Statements                                     19


Item  16. GENERAL INFORMATION AND HISTORY
The Registrant has not engaged in a business other than that of an investment company during the past five (5) years, and has not changed its name in the same time period.

Item  17. INVESTMENT OBJECTIVE AND POLICIES (See Item #8.2)
      (a) Investment Objectives and Policies of the Fund are incorporated, except for the changes below, by reference to the same sections of Amendment #3 of the Fund's Registration Statement filed on Form N-2 with the Securities and Exchange Commission on January 28, 1987. The new investment policies approved by a majority vote of Shareholders on July 2, 1990 are as follows:

           (1) Investment Policy: The fund will invest primarily in common stocks of small, speculative companies. Typically, these companies are not listed on a national securities exchange, but trade on the over-the-counter market. There are market risks inherent in investing in small, speculative companies. The Funds investment policy also allows for investments in slightly larger, more stable, and somewhat less speculative companies.

The Investment Policy of the Fund is to invest at least 80% of the value of its assets in common stocks of companies whose total market capitalization is $50 million or less. This policy is a fundamental policy of the Fund, which may not be changed without approval of the holders of a majority of the Fund's outstanding voting securities. The Fund will not be precluded from holding stocks if the market capitalization has grown to greater than $50 million subsequent to acquisition. Current income will not be a factor in selecting investments. When the Investment Advisor believes there will be a market decline, it may sell the Fund's securities and temporarily invest all or part of the proceeds in investment grade corporate bonds, debentures or preferred stocks, United States Government securities, state or municipal securities, or funds may be retained in cash. The Fund may continue to invest all of its assets in penny stocks.
     (b) Fundamental Policies: Fundamental policies of the Fund are incorporated by reference to the same sections of Amendment #3 of the Registrant's Registration Statement filed on Form N-2 with the Securities and Exchange Commission on January 28, 1987, with the exceptions noted in 7 (a) above.
     (c) Other  Investment  Policies:  None.
     (d) Portfolio Turnover Rate: The portfolio turnover rate refers to the percentage of the Fund's portfolio which is replaced in a period of one year and is determined by dividing the lesser of purchases or sales of portfolio securities owned by the monthly average value of the portfolio securities owned by the Fund during the year. The Fund anticipated an annual portfolio turnover rate of 75-100% in its prospectus dated February 7, 1984. The portfolio turnover rates for the fiscal year ended September 30, 1999 and 2000 were 33% and 96%, respectively. The portfolio turnover rate has increased in recent years due to active participation in the new issue market and the low net asset value of the Fund.

Item 18.  MANAGEMENT  (Also See Item 9.)
     a) Employment History of Officers and Directors: The directors and officers of the Fund, and their principal occupations during the last five years, are listed in the following table. The Fund does not have an advisory board.

On February 2, 1996, the Board of Directors amended the By-Laws to increase the size of the Board of Directors from four persons to five persons.

Name, Address and
Position with Fund

John R. Overturf, Jr.
6180 Lehman Drive, Suite #103
Colo Springs, CO  80918
Position: President since August 1996
          Director since March 1996


Principal Occupation During Past
Five (5) Years and Current Affiliation

Mr. Overturf serves as President of the Combined Penny Stock Fund, Inc., a closed-end stock fund, a position he has held since August 1996. From September 1993 until September 1996, Mr. Overturf served as Vice-President of the Rockies Fund, Inc. a closed-end stock market fund. Mr. Overturf serves as the President of R.O.I., Inc. a private investment company, a position he has held since July 1993. From June 1984 until February 1992, Mr. Overturf served as Vice President of Colorado National Bank. Mr. Overturf holds a Bachelor of Science degree in Finance from the University of Northern Colorado.


A. Leonard Nacht
P.O. Box 1679
Edwards, CO  81632
Position:
Secretary since April 1990,
Director since February 1990.

Principal Occupation During Past
Five (5) Years and Current Affiliation

Secretary, Redwood MicroCap Fund, Inc., ("RMCF") from April 1990 to October 1991; private practice of dentistry from 1957 to 1994.


Jeffrey J. Kormos
8751 North 51st Ave #115
Glendale, AZ  85302
Position:
Director(interested) since July 1997.

Principal Occupation During Past
Five (5) Years and Current Affiliation

From August, 1994 until present, Mr. Kormos has been employed as an account executive with Yee, Desmond, Schroeder & Allen, Inc., a stockbrokerage firm. From December, 1992 to August, 1994, Mr. Kormos was an account executive with G.R. Stuart & Company's, Inc.; from April, 1987 to December, 1992 an account executive with First Affiliated Securities, Inc.; from December, 1985 until April, 1987 an account executive with Quinn & Co.; from December, 1982 until December, 1985 an account executive with First Affiliated Securities, Inc. From 1977 until December, 1982, Mr. Kormos served as President and owner of Metro Exterior Decorators, Inc., a licensed contractor.

Brian E. Power
P.O. Box 7134
Nut Tree, Ca  75696
Position:
Director since October 1996.

Principal Occupation During Past
Five (5) Years and Current Affiliation

Mr. Power is self-employed and is the founder and general partner of several private companies. In January 1997, Mr. Power founded Lone Oak Vineyards, Inc., a vineyard acquisition and development company. Mr. Power is a founder and general partner in Silver Creek Associates, a partnership which was established in March 1996 to develop small luxury resort properties in California's Napa Valley. From January 1992 until its sale in June 1996, Mr. Power was a principal founder and officer of Signature Wines, Inc. a private label winery. In addition, Mr. Power has been a director of two public companies. From July, 1991 until August, 1993 to Mr. Power served as a director of the Rockies Fund and from its inception in July 1993 until August 1996 Mr. Power served as a director of Redwood Broadcasting. Mr. Power attended the University of California at Davis.

Mr.  Overturf  serves as President of the Combined Penny Stock Fund, Inc. Philip
J. Halseide resigned as President of the Fund in March 1996. Mr. Halseide received $7,500 in accrued vacation pay and $13,167 in severance pay upon resignation as President of the Fund. John R. Overturf, Jr. received a salary of $48,000 as President from October 1, 1999 until September 30, 2000. Dr. A. Leonard Nacht serves as the Secretary of the Fund. During the fiscal year ended September 30, 2000, no other officer was paid more than $30,000 by the Fund. The foregoing amount excludes benefits payable under the Fund's group insurance plans, which are generally available to all employees on a non-discriminatory basis.

The Board had one in person meeting during the fiscal year ending September 30, 2000. Each Director who was not also an officer of the Fund is entitled to receive a fee of $50 for each telephone meeting attended, $1,000 for each formal meeting attended and $1,000 for attendance at the Annual Meeting of Shareholders. Twelve thousand($12,000) were expended on Director's fees during the year ended September 30, 2000. Mr. Overturf and A. Leonard Nacht who are officers of the Fund each received $3,000 in Director fees.

                               COMPENSATION TABLE

                        (2)        (3)                 (4)              (5)
Name of Person,      Aggregate  Pension or        Estimated Total .Compensation
Position             Compensa-  Retirement        Benefits Upon    From Fund and
                     tion From  Benefits Accrued  Retirement       Fund Complex
                       Fund     As Part of                         Paid to
                                Expenses                           Directors
John R. Overturf, Jr  $51,000      -0-               -0-            $51,000
 President 9/96
A. Leonard Nacht      $ 3,000      -0-               -0-            $ 3,000
 Secretary
Jeffrey J. Kormos
 Director             $ 3,000      -0-               -0-            $ 3,000
Brian E. Power
 Director             $ 3,000      -0-               -0-            $ 3,000

     Item 19. CONTROL PERSONS AND PRINCIPAL  HOLDERS OF SECURITIES

The following table sets forth, as of September 30, 2000 certain information with respect to beneficial ownership: (i) by all officers and directors of the Fund as a group and (ii) by any person who owns of record or beneficially 5% or more of the Fund's stock. The Fund is not aware of any person who controls it as that term is defined in the Investment Company Act of 1940 (the "Act").

                                       # of Shares            # of Outstanding
 Name of Owner                            Owned                 Shares Owned
 Officers and Directors
 as a group (4 persons)                   350,000                     .69%

 Cede & Company
 P.O. Box 20
 Bowling Green Station
 New York, NY  10004                   17,482,585                   34.43%

(1) Includes shares owned by spouses, partnerships of which the officers and directors are general partners, and retirement plans of the officers and directors.

(2) Cede & Company is a clearing house which is listed as record owner of the Fund's shares but is not a beneficial owner and does not exercise the power to vote the shares indicated. It is a nominee, holding the shares in "street name" for the actual beneficial owners, the identity of whom are unknown to the Fund.

Item 20. INVESTMENT ADVISORY AND OTHER SERVICES Citadel Asset Management, Ltd. ("the Advisor" or "CAM") acted as the investment advisor to the Fund until July 2, 1992, pursuant to an agreement between CAM and the Fund (the "Advisory Agreement"). By agreement between CAM and the Fund, the Advisory Agreement was terminated on July 2, 1992. Since the termination of the Advisory Agreement, the Fund has operated on a self-directed basis, without the counsel and advice of an investment advisor. Operating on a self-directed basis, the Fund no longer utilizes the services of an investment advisor. Instead, the Board of Directors of the Fund, through the Fund's Advisory Committee and Investment Committee, currently manages the investment operations of the Fund, and otherwise provides the services heretofore performed by the Fund's Investment Advisor.

During the fiscal year ended September 30, 2000, the Fund paid no advisory fees. The Fund's total net assets at September 30, 2000, were $1,420,616.

Item 21. BROKERAGE  ALLOCATION AND OTHER PRACTICES
     (1) The change in agency commissions during the most recent fiscal year, as compared to the two prior fiscal years, is due to the decrease of buying and selling of portfolio securities by the Registrant. The change in principle commission during the fiscal year ended 2000, as compared to the 1999 and 1998 fiscal year end, is due to a decrease in trading activity of the Fund.
     (2) Broker Commissions:
          (a) The brokerage commissions paid by the Fund during the three most recent fiscal years ended September 30 are as follows:

                                   2000              1999                1998
                                   ----              ----                ----

      Principal Commissions**    $  5,339          $  6,090           $ 15,421

      Agency Commissions         $  2,514          $  2,314           $  2,236

      Aggregate Commissions**    $  7,853          $  8,404           $ 17,657

     **Principal commissions are not disclosed on trade confirmations and are therefore estimated.

          (b) No brokerage commissions were paid by the Registrant during the three years ended September 30, 2000 to any affiliated broker.

     (3)  Selection of Brokers:  Not applicable.

          (c)  Use of research Services Performed by Brokers:  None.

     (4) Transactions  Directed  Through a Broker Because of Research  Services:
None.

     (5) Acquisition of Securities of Regular Brokers or Dealers: During the last fiscal year the Registrant did not acquire any securities of its regular broker or dealers or their parents.

Item  22. TAX STATUS
The Fund has not elected to be treated for Federal tax purposes as a "regulated investment company" under Subchapter M of the Internal Revenue Code. Consequently, investment income and realized capital gains are taxed to the Fund at the tax rates applicable to corporations.

Item  23. FINANCIAL STATEMENTS
The following financial statements were filed on November 29, 2000 with the Securities and Exchange Commission as part of the Fund's 2000 Annual Report to Shareholders pursuant to Section 30 (b) (2) of the Act and are incorporated by reference:

     (1) Statement of  Investments in  Unaffiliated  Issuers as of September 30,
2000

     (2) Statement of Investments in Affiliated Issuers as September 30, 2000

     (3) Assets and Liabilities as of September 30, 2000

     (4) Capital Stock and Accumulated Loss as of September 30, 2000

     (5) Statement of Operations for the year ended September 30, 2000

     (6) Statement of Changes in Net Assets for the years ended September 30, 2000 and 1999

     (7) Notes to Financial Statements

     (8) Financial Highlights

     (9) Report of Independent Auditors

                                     PART C
                                OTHER INFORMATION

Item  24.  FINANCIAL STATEMENTS AND EXHIBITS
(a)  Financial Statements:
         See Part B, Item 23.

     (b) Exhibits:
     (1) Articles of Incorporation of the Fund are incorporated by reference to the Form N-2 filed on September 24, 1983.

     (2) Bylaws of the Fund, as amended, are incorporated by reference to Amendment No. 2 of the Form N-2 filed on January 24, 1987.

     (3) Voting Trust Agreement - None

     (4) Specimen Stock Certificate is incorporated by reference to the Form N-2 filed on September 24, 1983.

     (5) Instruments relating to long term debt - None

     (6) Investment Advisor Agreement with Citadel Asset Management, Ltd. dated July 2, 1990

     (7)  Underwriting  or  Distribution  Contracts  - None

     (8)  Bonus,  Profit Sharing,  Pension  or  Similar  Plans - None

     (9) Custodian Agreement is incorporated by reference to the Form N-2 filed on September 24, 1983

     (10) Independent Auditors consent

     (10a) Transfer Agent Agreement is incorporated by reference to Amendment No. 5 to the Form N-2 filed on January 28, 1989

     (10b) Fidelity Bond, as endorsed is incorporated by reference to Amendment No. 4 to the Form N-2 filed on January 21, 1989

     (10c) Employment Agreement of Philip J. Halseide is incorporated by reference to amendment No. 2 to the Form N-2 filed on January 28, 1986

     (10d) Employment Agreement of Jack P. Phelan is incorporated by reference to Amendment No. 2 to the Form N-2 filed on July 28, 1986

     (10e) Office Space Lease Agreement with Wells Mortgage is incorporated by reference to Amendment No. 5 to the Form N-2 filed on January 28, 1989

     (14)      Agreement Relating to Initial Capital of Fund - None

     (15)      Model Plans - None

Item  25.  MARKETING ARRANGEMENTS
             Not applicable.

Item  26.  OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION
             Not applicable.

Item  27.  PERSONS  CONTROLLED BY OR UNDER COMMON CONTROL
             Not applicable

Item  28. NUMBER OF HOLDERS OF SECURITIES
The following table sets forth the number of record holders by class of stock as of September 30, 1999:

                 Title  of Class                     Number of Record Holders
                 Common Stock                                7862

Item  29.  INDEMNIFICATION
Section 7.01 of the By-laws of the Fund (filed as an exhibit to Amendment No. 4 to the Fund's Form N-2) is incorporated by reference.


Item  30. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR
              Not applicable.

Item  31. LOCATION OF ACCOUNTS AND RECORDS

Except as set forth below, the Fund maintains physical possession of its books, records and accounts that are required to be maintained by Section 31(a) of the Act at its offices at 6180 Lehman Drive, Suite 103, Colorado Springs, CO 80918. Also pursuant to Section 31(a) of the Act and Rule 31(a)-3 of the Securities and Exchange Commission, US Bank, N.A., St. Paul, MN, maintains the physical possession of certain accounts, books and other documents of the Fund in connection with its services to the Fund as custodian.

Item  32. MANAGEMENT SERVICES
              None.

Item  33. UNDERTAKINGS
              Not applicable

                                   SIGNATURES



     Pursuant to the requirements of the Securities Act of 1933, and/or the Investment Company Act of 1940, the Registrant has duly caused this amended registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Colorado Springs, and State of Colorado, on the 30th day of November, 2000.



COMBINED PENNY STOCK FUND, INC.          BY: /s/John R. Overturf, Jr.
Registrant                                      John R. Overturf, Jr.
                                                President



     Pursuant to the requirement of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.


/s/ Stan Pittman                       Date:  11/30/00
Stan Pittman
Chief Accounting Officer

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                    EXHIBITS
                                       to
                                Amendment No. 17
                                   on Form N-2


         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                File No. 811-3888



                         COMBINED PENNY STOCK FUND, INC.
                           (exact name of registrant)


                          6180 Lehman Drive, Suite 103
                           Colorado Springs, CO 80918
                    (Address of Principal Executive Offices)

                                EXHIBIT INDEX

Exhibit #         Description

     1.) Articles of Incorporation of the Fund are incorporated by reference to the Form N-2 filed on September 24, 1983.

     2.) Bylaws of the Fund, as amended, are incorporated by reference to Amendment No. 2 of the Form N-2 filed on January 14, 1987.

     3.) Voting Trust Agreement - None.

     4.) Specimen Stock Certificate is incorporated by reference to the Form N-2 filed on September 24, 1983.

     5.) Instruments relating to long term debt - None.

     6.) Investment Advisor Agreement with Citadel Asset Management, Ltd., dated September 30, 1989.

     8.) Bonus, Profit Sharing, Pension or Similar Plans - None.

     9.) Custodian Agreement is incorporated by reference to the Form N-2 filed on September 24, 1983.

     10a.) Transfer Agent Agreement is incorporated by reference to Amendment No. 5 to the Form N-2 filed on January 28, 1989.

     10b.) Fidelity Bond, as endorsed is incorporated by reference to Amendment No. 4 to the Form N-2 filed on January 21, 1988.

     10c.) Employment Agreement of Philip J. Halseide is incorporated by reference to Amendment No. 2 to the Form N-2 filed on January 28, 1986.

     10d.) Employment Agreement of Jack P. Phelan is incorporated by reference to Amendment No. 2 to the Form N-2 filed on January 28, 1986.

     10e.) Office Space Lease Agreement with Wells Mortgage is incorporated by reference to Amendment No. 5 to the Form N-2 filed on January 28, 1989.

     11.) Consent of Independent Auditors

     14.) Agreement Relating to Initial Capital of Fund - None

     15.) Model Plans - None

     27.) Financial Data Schedule

                                 EXHIBIT NO. 11


                         Consent of Independent Auditors


Combined Penny Stock Fund, Inc.:

We hereby consent to the incorporation by reference in this Amendment No. 17 to Registration Statement No. 811-3888 of our report dated October 19, 2000 appearing in your 2000 Annual Report to Shareholders.

/s/ STOCKMAN KAST RYAN & COMPANY,  LLP
STOCKMAN KAST RYAN & COMPANY,  LLP
Colorado Springs, Colorado
November 28, 2000